CONSULTING AGREEMENT

As of June 14, 2000, I have been engaged as a consultant with Electronic Identification, Inc. (the "Company"). In that role I have advised and will continue to advise the Company concerning bona-fide business matters as generally described below. I will receive, as part of my compensation for these services, common stock of the Company in an amount to be determined. I hereby acknowledge the following representations to the Company.

I certify that I have not, and do not intend to, consult with or advise the Company, as part of this Agreement, in connection with the offer or sale of its securities in a capital-raising transaction, and have not and will not directly or indirectly promote or maintain a market for the Company's securities. I enter into this agreement as a natural person on my own behalf, not on behalf of any corporation, partnership, or other entity.

Signed this 20th day of June, 2000,




/s/ Stuart Brazier
Signature


Stuart Brazier
Print Name

General Services to be provided:
   Sales and Marketing
   strategic planning
   consulting